Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
23.	COMMITMENTS AND CONTINGENCIES

In December 2024, the Company entered into a two-year framework agreement with Bitmain to purchase up to 80,000 S-series miners (including but not limited to the S21 XP and S21 Pro). Under the terms of the framework agreement, the Company has the flexibility to place orders in batches over a two-year period. The machines will be available for self-mining operations as well as providing mining services to customers, including miner resales, cloud mining and miner hosting services, depending on market conditions and our evolving miner capacity requirements. Additionally, the framework agreement includes payment terms, enabling management to pay, at its option, part of the purchase price in the Company’s ordinary shares as well as the ability to defer part of payments after delivery of the miners.